UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2024

S&W SEED COMPANY

(Exact name of registrant as specified in Its charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Ken Pratt Blvd, Suite 201 Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 506-9191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SANW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 17, 2024, S&W Seed Company, or the Company, received a notice from the Listing Qualifications Staff of The Nasdaq Stock Market, or Nasdaq, advising the Company that its failure to timely file its Annual Report on Form 10-K for the fiscal year ended June 30, 2024, or the Form 10-K, with the Securities and Exchange Commission, or the SEC, is in contravention of Nasdaq Listing Rule 5250(c)(1), or the Filing Requirement, and could serve as an additional deficiency and basis for the delisting of the Company’s securities from Nasdaq. The Company has 60 days from the date of the notice to submit a plan to regain compliance with the Filing Requirement for consideration by Nasdaq. The Company intends to timely submit a plan, including, but not limited to, a timeline in which the Form 10-K will be filed.

As previously reported, the Company is also not currently in compliance with the $1.00 per share minimum required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2), or the Minimum Bid Requirement. The Company has until November 11, 2024, to regain compliance with the Minimum Bid Requirement. As previously announced, the Company implemented a reverse stock split of its common stock at a ratio of 1-for-19 shares effective for marketplace purposes upon the open of business on Friday, October 18, 2024. This is subject to a separate review by Nasdaq to determine if the Company is able to regain compliance with the Minimum Bid Requirement by November 11, 2024.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 17, 2024, Company management concluded that its unaudited condensed consolidated financial statements for each of the quarterly periods included in the Company's Quarterly Reports on Form 10-Q filed with the SEC on November 9, 2023, February 14, 2024 and May 14, 2024, respectively, (collectively the "Non-Reliance Periods") should no longer be relied upon because of errors in footnote disclosure related to segment reporting.

The Company has historically reported on the basis of one reportable segment. In connection with the preparation of the financial statements for the year ended June 30, 2024, the Company reviewed the guidelines and requirements of Financial Accounting Standards Board Accounting Standards Codification, or ASC, 280, Segment Reporting, and based on its review, the Company concluded its Chief Operating Decision Maker, or CODM, who is the Company's President and CEO, began to allocate resources and assess business performance based on three segments, effective as of July 1, 2023 when he transitioned to this role. These three reportable segments are as follows:

•
Americas segment
•
International segment
•
AUSDOM segment

This segment reporting separates the Company’s revenue and gross profit by reportable segment, with the key performance metric utilized being gross profit, which varies across segments, to align with how the Company's CODM reviews financial information to assess performance and allocate resources to the segments in accordance with the application of ASC 280, Segment Reporting. The Company does not allocate Other (income) expense, Equity in loss of equity method investees, net of tax, or Assets by segment as these are not provided to its CODM.

The Company plans to report the restated segment information for the Non-Reliance Periods in its Annual Report on Form 10-K for the fiscal year ended June 30, 2024. The Company has not filed and does not intend to file amendments to the Company’s previously filed Quarterly Reports on Form 10-Q for the Non-Reliance Periods.

Management, along with the Audit Committee of the Board of Directors of the Company, discussed the matters disclosed in Item 4.02 of this Current Report on Form 8-K with Grant Thornton LLP, the Company's current independent registered public accounting firm and Crowe LLP, the Company's former independent registered public accounting firm.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation

Reform Act of 1995. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "anticipates," "believe," "may," "future," "plan," "should" or "expects." Forward-looking statements in this Form 8-K include, but are not limited to, the expected timing of the filing of the Form 10-K and the submission of a compliance plan to Nasdaq. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including risks and uncertainties related to the compilation and finalization of the Company's financial statements and Annual Report. These and other risks are identified in the Company’s filings with the SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended June 30, 2023 and in other filings subsequently made by the Company with the Securities and Exchange Commission. All forward-looking statements contained in this Form 8-K speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. The Company does not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

By:	/s/Vanessa Baughman
Vanessa Baughman
Chief Financial Officer

Date: October 23, 2024